EXHIBIT 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Roxanne S. Austin
Roxanne S. Austin

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Mark T. Bertolini
Mark T. Bertolini

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Vittorio Colao
Vittorio Colao

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Laxman Narasimhan
Laxman Narasimhan

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Daniel H. Schulman
Daniel H. Schulman

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Caroline A. Litchfield
Caroline A. Litchfield

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Carol B. Tomé
Carol B. Tomé

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Jennifer K. Mann
Jennifer K. Mann

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Colleen Ostrowski and Mary-Lee Stillwell, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (collectively, the “Registration Statement”), relating to the Company’s offer to exchange up to (i) $2,903,000 aggregate principal amount of its outstanding 6.860% Notes due 2028, (ii) $8,403,000 aggregate principal amount of its outstanding 6.730% Notes due 2028, (iii) $600,000 aggregate principal amount of its outstanding 6.800% Notes due 2029, (iv) $3,595,000 aggregate principal amount of its outstanding 8.375% Notes due 2029, (v) $4,875,000 aggregate principal amount of its outstanding 8.000% Notes due 2029, (vi) $11,770,000 aggregate principal amount of its outstanding 7.850% Notes due 2029, (vii) $69,235,000 aggregate principal amount of its outstanding 7.875% Notes due 2029, (viii) $6,346,000 aggregate principal amount of its outstanding 8.300% Notes due 2031, (ix) $2,045,000 aggregate principal amount of its outstanding 8.625% Notes due 2031, (x) $32,064,000 aggregate principal amount of its outstanding 7.875% Notes due 2032 and (xi) $19,555,000 aggregate principal amount of its outstanding 5.125% Notes due 2033 (collectively, the “Outstanding Notes”), in each case for a like principal amount of the corresponding series of notes that have been registered under the Securities Act (collectively, the “Exchange Notes”).

NOW, THEREFORE, the undersigned hereby appoints Daniel H. Schulman, Anthony T. Skiadas and Colleen Ostrowski, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 2026.

/s/ Mary-Lee Stillwell
Mary-Lee Stillwell